     As filed with the Securities and Exchange Commission on June 22, 1999.
                                                      Registration No. 333-77557
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------
                          POST-EFFECTIVE AMENDMENT NO.1
                                       TO
                         FORM S-4 REGISTRATION STATEMENT
                                       ON
                                    FORM S-8
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 LHS GROUP INC.
               (Exact Name of Issuer as Specified in its Charter)


        DELAWARE                                                                            58-2224883
(State or Other Jurisdiction of                                                          (I.R.S. Employer
Incorporation or Organization)                                                          Identification Number)

                              SIX CONCOURSE PARKWAY
                                   SUITE 2700
                             ATLANTA, GEORGIA 30328
                                 (770) 280-3100
                   (Address, including zip code, and telephone
                     number of Principal Executive Offices)


   PRIORITY CALL MANAGEMENT, INC. AMENDED AND RESTATED 1993 STOCK OPTION PLAN
                            (Full Titles of the Plan)

                   SCOTT A. WHARTON                                                          COPY TO:
                SENIOR VICE PRESIDENT                                                    LAURA G. THATCHER
                 AND GENERAL COUNSEL                                                     ALSTON & BIRD LLP
                    LHS GROUP INC.                                                      ONE ATLANTIC CENTER
                 6 CONCOURSE PARKWAY                                              1201 WEST PEACHTREE STREET, NW
                      SUITE 2700                                                    ATLANTA, GEORGIA 30309-3424
                ATLANTA, GEORGIA 30328                                                    (404) 881-7546
                    (770) 280-3100
(Name, address, including zip code, and telephone number, including area code, of agent for service)


                             -----------------------

                                EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to Registration Statement on Form S-4 on Form S-8 (the "Registration Statement") filed by LHS Group Inc. (the "Company") relates to 1,398,911 shares (the "Shares") of the Company's Common Stock, $0.01 par value per share (the "Common Stock") which were previously registered on the Company's Registration Statement on Form S-4, as amended (File No. 333-77557), and are being transferred to this Registration Statement. The registration fee with respect to such shares has been previously paid.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         (a) The documents constituting Part I of this Registration Statement will be sent or given to participants in the Plans as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended.

         (b) Upon written or oral request, the Company will provide, without charge, the documents incorporated by reference in Item 3 of Part II of this Registration Statement. The documents are incorporated by reference in the
Section 10(a) prospectus. The Company will also provide, without charge, upon written or oral request, other documents required to be delivered to employees pursuant to Rule 428(b). Requests for the above mentioned information should be directed to Scott A. Wharton, Senior Vice President and General Counsel, at
(770) 280-3000.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.       INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by LHS Group Inc. (the "Company") (File No. 22409) with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") are incorporated herein by reference and are deemed to be a part hereof from the date of the filing of such documents:

         (1) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

         (2) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999;

         (3) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1998;

         (4) The description of Common Stock contained in the Company's Registration Statement filed under Section 12 of the Exchange Act, including all amendments or reports filed for the purpose of updating such description; and

         (5) All other documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or that deregisters all securities that remain unsold.

         Any statement contained in a document incorporated or deemed incorporated herein by reference shall be deemed to be modified or superseded for the purpose of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is, or is deemed to be, incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.       DESCRIPTION OF SECURITIES.  Not Applicable.

ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL.  Not Applicable.

ITEM 6.       INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Pursuant to the authority of Delaware law, the Company's Certificate of Incorporation, as amended, provides that the Company may indemnify a director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at its request in such capacity in another corporation or business association, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, the Company's Certificate of Incorporation, as amended, also eliminates the monetary liability of directors to the fullest extent permitted by Delaware law.

         Under its Bylaws, the Company is required to indemnify its directors and officers to the fullest extent of the law.

ITEM 7.       EXEMPTION FROM REGISTRATION CLAIMED.  Not Applicable.

ITEM 8.       EXHIBITS(1)

     Exhibit Number                                Description
     --------------                                -----------
           5                    Opinion of Counsel.

          23.1                  Consent of Counsel (included in Exhibit 5).

          23.2                  Consent of Ernst & Young LLP.

          23.3                  Consent of Arthur Andersen LLP.

           24                   Power of Attorney (included on signature page).

          99.1                  Priority Call Management, Inc. Amended and Restated 1993 Stock Option Plan.



ITEM 9.       UNDERTAKINGS

         (a)      The undersigned Registrant hereby undertakes:


--------
(1)      Exhibits are numbered in accordance with Item 601 of Regulation S-K.

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      To include any prospectus required by
         Section 10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities being offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 of this
Part II, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                         (signatures on following page)

                                   SIGNATURES


The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant, LHS Group Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 22, 1999


                                    LHS GROUP INC.


                                    By: /s/ Hartmut Lademacher
                                       -----------------------------------------
                                             Hartmut Lademacher
                                             Chairman of the Board and
                                             Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Hartmut Lademacher, Jerry W. Braxton and Scott A. Wharton, and each of them (with full power in each to act alone), as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of June 22, 1999.

                  Signatures                                  Title
                  ----------                                  -----
/s/ Hartmut Lademacher
----------------------------------------                Chairman of the Board and
         Hartmut Lademacher                             Chief Executive Officer
                                                        (Principal Executive Officer)

/s/ Jerry W. Braxton
----------------------------------------                Executive Vice President, Chief
         Jerry W. Braxton                               Financial Officer, Treasurer and Director
                                                        (Principal Financial and Accounting Officer)

/s/ Ulf Bohla
----------------------------------------                Director
         Ulf Bohla

     /s/ William E. Ford
----------------------------------------                Director
         William E. Ford


----------------------------------------                Director
         Dr. Wolf J. Gaede

     /s/ William O. Grabe
----------------------------------------                Director
         William O. Grabe

     /s/ George F. Schmitt
----------------------------------------                Director
         George F. Schmitt

                                                      Registration No. 333-77557


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                               EXHIBITS FILED WITH

                          POST-EFFECTIVE AMENDMENT NO.1
                                       TO
                         FORM S-4 REGISTRATION STATEMENT
                                       ON
                                    FORM S-8
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          ----------------------------

                                 LHS GROUP INC.
                              SIX CONCOURSE PARKWAY
                                   SUITE 2700
                             ATLANTA, GEORGIA 30328
                                 (770) 280-3000

                                  EXHIBIT INDEX
                                       TO
                          POST-EFFECTIVE AMENDMENT NO.1
                                       TO
                         FORM S-4 REGISTRATION STATEMENT
                                       ON
                                    FORM S-8


           Exhibit Number                            Description
           --------------                            -----------
                 5                    Opinion of Counsel

                23.1                  Consent of Counsel (included in Exhibit 5)

                23.2                  Consent of Ernst & Young LLP

                23.3                  Consent of Arthur Andersen LLP

                 24                   Power of Attorney (included on signature page)

                99.1                  Priority Call Management, Inc. Amended and Restated 1993 Stock Option Plan